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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the company's previously filed Registration Statement File Nos. 33-55759, 33-54285, 33-6501, 2-86625, 2-60244, 33-20051, 33-21106, 33-44514 and 33-51272.



                                                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
April 26, 1995